SILVER BAY REALTY TRUST CORP.   2 0 1 3 I n v e s t o r S i t e V i s i t P r e s e n t a t i o n

2   S A F E H A R B O R S T A T E M E N T   F O R W A R D - L O O K I N G S T A T E M E N T S      This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States   Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and,   consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,”   “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,”   “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.   These forward looking statements involve significant risks and uncertainties that could cause actual results to differ materially from   expected results. Factors that could cause actual results to differ include: Silver Bay‟s ability to execute share repurchases upon terms   acceptable to the company; adverse economic or real estate developments in Silver Bay‟s target markets; defaults on, early   terminations of or non-renewal of leases by residents; difficulties in identifying properties to acquire and completing acquisitions;   increased time and/or expense to gain possession and renovate properties; Silver Bay‟s failure to successfully operate its properties;   Silver Bay‟s ability to obtain financing arrangements; Silver Bay‟s failure to meet the conditions to draw under the credit facility;   general volatility of the markets in which it participates; interest rates and the market value of Silver Bay‟s target assets; the impact   of changes in governmental regulations, tax law and rates, and similar matters.      Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.   Silver Bay does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement   to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.   Additional information concerning these and other risk factors is contained in Silver Bay‟s most recent filings with the Securities and   Exchange Commission. All subsequent written and oral forward looking statements concerning Silver Bay or matters attributable to   Silver Bay or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

3   I N V E S T O R D AY A G E N D A   W e d n e s d a y , N o v e m b e r 2 0 , 2 0 1 3   7:30 AM Breakfast and Registration   Aztec Ballroom, Arizona Biltmore Hotel   2400 E. Missouri Ave., Phoenix, AZ 85016   8:00 AM SBY Management Presentation   Aztec Ballroom, Arizona Biltmore Hotel   2400 E. Missouri Ave., Phoenix, AZ 85016   9:30 AM Guest Speaker Sam Khater   Deputy Chief Economist, CoreLogic   Aztec Ballroom, Arizona Biltmore Hotel   2400 E. Missouri Ave., Phoenix, AZ 85016   10:00 AM Site Visit Departure   Main Lobby, Arizona Biltmore Hotel   2400 E. Missouri Ave., Phoenix, AZ 85016   10:30 AM Phoenix Property Management Office Tour   Silver Bay Property Corp. Phoenix Office   1702 E. Highland Ave., Phoenix, AZ 85016   11:30 AM Lunch Chelsea‟s Kitchen   5040 N. 40th St., Phoenix, AZ 85018   12:30 PM Property Tours   2:30 PM Depart for Airport – Travel Time   3:00 PM Drop-off at Phoenix Sky Harbor Airport   3:45 PM Drop-off at Arizona Biltmore Hotel

PRESENTING MANAGEMENT


DAVID N. MILLER
CEO

- Previously a Managing Director at Pine River Capital Management L.P. and Two Harbors Investment Corp.
- Formerly Chief Investment Officer of the Troubled Asset Relief Program (TARP)
- Previously a Vice President in the Special Situations Investing Group at Goldman Sachs & Co.
- Received an MBA from Harvard Business School and a B.A. in Economics from Dartmouth College


LARRY SHAPIRO
Head of Acquisitions and Renovations

- Previously President of Provident Real Estate Advisors LLC
- Served as Chief Financial Officer of Rottlund Homes
- Received an MBA from University of Wisconsin and a B.S.B. in Accounting from University of Minnesota


PATRICK FREYDBERG
COO

- Previously President and Chief Operating Officer of Northbrook Partners, LLC, a multifamily management company with over $1.2 billion in assets under management for BlackRock and RREEF Real Estate
- Received an MBA from the Johnson School of Management at Cornell University and a B.S. in Engineering from Cornell University


TODD JABLE
CTO

- Previously Director of Architecture and Infrastructure of CarVal Investors
- Served as Director of Enterprise and Architecture for Cision, Head of Architecture and Quality for Calamos Investments and co-founded ePlanet Solutions, Inc.
- Received a B.S. in Biomedical Engineering from University of Iowa

SILVERBAY Realty Trust Corp.

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5      CO M PANY O VERVI EW AND I NVESTM ENT THESI S

6   SILVER BAY REALTY TRUST CORP.    First publicly traded single-family residential   REIT    Mission of bringing institutional excellence to   the single-family rental market    Capitalize on generational opportunity created   by dislocations in U.S. housing market   − Acquire single-family properties at significant   discounts to replacement cost   − Focus on markets with strong demographic and   macroeconomic indicators    Diversified portfolio of ~5,600(1) single-family   properties in Arizona, California, Florida,   Georgia, Nevada, North Carolina, Ohio and   Texas    Trading on NYSE provides investors liquidity   and exposure to the single-family residential   asset class      (1) As of November 1, 2013, Silver Bay owned a portfolio of approximately 5,600 single-family properties.

COMPANY HISTORY AND KEY MILESTONES

September 2009	Provident Entities commenced acquisition of single-family properties
February 2012	Two Harbors Investment Corp. begins acquiring single-family properties
December 13, 2012	IPO pricing of 13,250,000 shares of commons stock at $18.50 per share
December 14, 2012	SBY begins trading on the New York Stock Exchange
December 19, 2012	Completed formation transactions and IPO, simultaneously combining portfolios of single-family homes owned by Two Harbors(1) and Provident Entities(2) for a total of over 3,100 homes
January 7, 2013	Over-allotment option exercised for the sale of an additional 1,987,500 shares bringing total net proceeds of $263 million
February 15, 2013	Portfolio exceeded 4,000 homes
March 28, 2013	Added to the MSCI REIT Index
March 29, 2013	Added to the Russell 2000 Index
April 30, 2013	Portfolio exceeded 5,000 homes
May 13, 2013	Secured a $200 million revolving credit facility
July 31, 2013	Portfolio exceeded 5,600 homes

(1) Silver Bay acquired Silver Bay Property Investment LLC (formerly Two Harbors Property Investment LLC), a wholly owned subsidiary of Two Harbors Investment Corp. The Company refers to Silver Bay Property Investment LLC as our Predecessor.
(2) Silver Bay acquired five limited liability companies managed by Provident Real Estate Advisors LLC that we refer to as the Provident Entities.

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8   SILVER BAY POSITIONED TO DELIVER VALUE TO STOCKHOLDERS   (1) Estimated net asset value, or NAV, is a non-GAAP financial measure. A reconciliation of book value to NAV is included in the appendix.    Disciplined approach to acquisitions is paramount to delivering attractive total   returns    Portfolio of homes located in the most desirable demographic markets,   combining potential home price appreciation and rental yields    Seasoned management team, institutional-grade infrastructure and top-quality   sponsorship by Pine River Capital Management   STRONG   INDUSTRY   FUNDAMENTALS      POSITIONED TO   DELIVER   ATTRACTIVE   RETURNS    Macroeconomic and demographic trends support long-term industry outlook    Historical correlation between home price appreciation and rental growth    Strong progress in renovation and leasing; well-positioned for 2014 and   beyond    Trading at discount to NAV(1) of $19.50 per fully diluted share   SILVER BAY   COMPETITIVE   ADVANTAGE

9   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   SBY ARPI MSCI REIT Index Homebuilders Index Pine River MREIT Index   M A C R O E C O N O M I C P R E S S U R E O N C R E D I T S E N S I T I V E   A N D H O U S I N G R E L A T E D S E C U R I T I E S   5/22/2013   FED MINUTES   (1) Represents American Residential Properties‟ stock price from May 9, 2013 through November 13, 2013. Source: Yahoo Finance (Ticker: ARPI).   (2) Represents the MSCI Mortgage REIT Index from May 9, 2013 through November 13, 2013. Source: Bloomberg (Ticker: RMZ).   (3) Represents the Russell 3000 Homebuilding Index from May 9, 2013 through November 13, 2013. Source: Bloomberg (Ticker: RGUSDHB).   (4) Represents the Pine River Mortgage REIT Index from May 9, 2013 through November 13, 2013. Source: Bloomberg (Ticker: PRMRITR).   (1) (2) (3) (4)

PORTFOLIO OVERVIEW

As of September 30, 2013

PROPERTIES BY MARKET



Charlotte 2%
Jacksonville 2%
Southeast FL 3%
Houston 1%
Southern CA 3%
Orlando 4%
Dallas 4%
Tucson 4%
Columbus 5%
Las Vegas 5%
Northern CA 7%
Tampa 17%
Atlanta 17%
Phoenix 26%

AGGREGATE PORTFOLIO	
Total Number of Properties(1)	5,575
Properties Leased	4,521
Occupancy Rate	81%
STABILIZED PROPERTIES	
Number of Stabilized Properties(2)	4,776
Properties Leased	4,521
Occupancy Rate	95%
PROPERTIES OWNED AT LEAST SIX MONTHS	
Number of Properties Owned Six Months or Longer	4,536
Properties Leased	4,027
Occupancy Rate	89%

(1) Total properties exclude properties held for sale by the Company's taxable REIT subsidiary and any properties acquired in previous periods in sales that have been subsequently rescinded or vacated.
(2) The Company considers a property stabilized at the earlier of (a) its first authorized occupancy or (b) 90 days after the renovations for such property are complete. Properties acquired with in-place leases are considered stabilized even though such properties may require future renovation to meet our standards and may have existing residents who would not otherwise meet our resident screening requirements.

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11   0%   10%   20%   30%   40%   50%   60%   70%   80%   90%   100%   0   200   400   600   800   1,000   1,200   Q1 - 2012 Q2 - 2012 Q3 - 2012 Q4 - 2012 Q1 - 2013 Q2 - 2013 Q3 - 2013   AG   G   RE   G   AT   E   OCC   UP   AN   CY     NU   M   BE   R   O   F   PR   O   PE   RT   IE   S   Acquisitions Increase in Number of Leased Properties Renovations Aggregate Portfolio Occupancy   E X P A N S I O N I N R E N O V A T I O N A N D L E A S I N G   DROVE INCREASES IN AGGREGATE OCCUPANCY (1)   (1) The above chart shows the pace of quarterly acquisitions, renovations and increase in number of leased homes of the Company‟s Predecessor and the Company and does not reflect accepted purchase agreements   that have not yet closed. Fourth quarter 2012 numbers, other than aggregate occupancy, exclude the impact of the acquisition of the 881 properties owned by the Provident Entities.      THIRD QUARTER 2013   AGGREGATE   OCCUPANCY   81%

2013 ACHIEVEMENTS TO DATE

- Acquired 2,259 high-quality single-family homes at discounts to replacement costs
- Renovation of nearly 3,000 homes contributed to 165% increase in the number of leased homes
- Increased aggregate occupancy to 81% for the third quarter 2013 from 50% for the fourth quarter 2012

THIRD QUARTER 2013 HIGHLIGHTS

- Total revenue increased 35% quarter-over-quarter to $14.5 million
- Net operating income, or NOI[(1)], outpaced revenue growth, increasing 44% quarter-over-quarter to $4.5 million
- Estimated NAV[(1)] appreciated 3% quarter-over-quarter to $19.50 per fully diluted share
- Achieved gains across all occupancy metrics
  - Occupancy for the stabilized portfolio increased slightly to 95% from 94% in the prior quarter
  - Occupancy for properties owned six months or longer increased to 89% from 87% in the prior quarter
  - Occupancy on the aggregate portfolio increased to 81% from 65% in the prior quarter
- Anticipate leasing great majority of the 5,600 homes in the portfolio by year end


AS OF SEPTEMBER 30, 2013
ESTIMATED NAV
$19.50
PER SHARE

(1) Estimated NOI and NAV are non-GAAP financial measures. Non-GAAP reconciliations of these measures are included in the appendix.

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CORE BUSINESS STRATEGY

- Provide high quality rental homes with best-in-class customer service to create a long-term sustainable business
- Achieve attractive total return combining capital appreciation with rental cash flow yields

ACQUISITIONS

- Disciplined growth through rigorous asset selection
- Dedicated focus on properties exhibiting attractive total return profile
- Selection of high-quality homes in resident preferred locations

RENOVATIONS

- High-quality up-front initial renovations to minimize future ongoing maintenance expenses
- Standardized fit and finish maximizes longevity and cost savings as well as resident satisfaction

PROPERTY MANAGEMENT

- Rigorous tenant screening process ensures quality residents with increased likelihood of long term tenancy
- Excellence in customer service to provide resident satisfaction and establish lasting relationships

ACHIEVE EFFICIENCIES

- Expand operating platform and capture efficiencies of scale
- Establish brand as preferred manager within single-family rental community
- Leverage G&A, reduce per unit operating expenses and lower cost of capital

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14      A C Q U I S I T I O N S

DIFFERENTIATED INVESTMENT STRATEGY

ACQUISITION DISCIPLINE	MARKET DETERMINATION	PROPERTY SELECTION
▪ Rigorous underwriting standards critical to long-term returns ▪ Primary focus on quality asset selection; secondarily on asset aggregation ▪ Thoughtful capital allocation across markets ▪ Leverage multiple acquisition channels	▪ Favorable macroeconomic and demographic factors ▪ Most attractive profiles encompassing home price appreciation and rental yield ▪ Incorporating local knowledge of communities	▪ Preferred resident locations, scope includes older homes with desirable infill locations ▪ Proximity to key employment centers, transportation and school districts ▪ Target residents in deepest segment of rental market

VALUE CREATION FOR STOCKHOLDERS

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MARKET SELECTION IS ESSENTIAL TO LONG-TERM PERFORMANCE

BENEFITING FROM INITIAL STAGES OF HOUSING RECOVERY



~74% OF AGGREGATE COST BASIS OF TOTAL PORTFOLIO
INVESTED CAPITAL AS OF SEPTEMBER 30, 2013 ($ in millions)
$199
$128
$117
$72
$41
(33%)
(53%)
(14%)
(34%)
(37%)
(48%)
(45%)
(60%)
(43%)
(60%)
Phoenix
Atlanta
Tampa
Northern CA (1)
Las Vegas
PEAK TO CURRENT
PEAK TO TROUGH (2)

HPA	1-MONTH	3-MONTH	12-MONTH
Phoenix	0.7%	3.2%	16.4%
Atlanta	-0.1%	3.4%	16.7%
Tampa	-0.2%	2.5%	12.6%
Northern California(1)	0.2%	5.5%	27.4%
Las Vegas	1.3%	5.0%	26.8%
National	0.2%	2.0%	12.0%

ANALYTICAL APPROACH TO MARKET SELECTION

- Potential home price appreciation
- Attractive underwritten gross and net rental yields
- Sufficient housing units to achieve scale
- Favorable supply and demand dynamics
  - Positive demographic trends, including population and employment growth
  - Forecasted shortage in new housing builds

EARLY ENTRY IN SELECT MARKETS

- Initial deployment of capital in highly distressed markets at favorable pricing
- Year-over-year housing price increases across all Silver Bay markets
- While pricing has rebounded from the lows, significant upside remains
- Strong macroeconomic and demographic factors continue to drive market level appreciation

SILVERBAY Realty Trust Corp.

Source: CoreLogic as of September 2013.

(1) MSA used for Northern California is Fairfield-Vallejo, which most closely approximates the geographic area in which we purchase homes in Northern California. This MSA is comprised of Solano County and the most populous cities in the MSA are Vallejo, Fairfield, Vacaville, Suisun and Benicia.

(2) Peak refers to highest historical home prices in a particular market. Trough refers to lowest home prices in a particular market since the peak.

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17   PHOENIX: COMPELLING MARKET DEMOGRAPHICS   U N E M P L O Y M E N T R A T E(2) C R I T E R I A   Total Housing Units (2012)(1) 1,817,083   Median House Price (Q2 - 2013)(2) $180,314   Population Estimate(2) 4,329,534   Population Growth Estimate (2012-2018) (2) 18%   Median Household Annual Income(2) $52,765   Average Building Permits (2009, 2010, 2011)(2) 7,702   Average Building Permits (1995-2011) (2) 32,102   H O M E P R I C E A P P R E C I A T I O N(3)   (1) Source: U.S. Census.   (2) Source: Moody‟s.   (3) Source: CoreLogic.   100   120   140   160   180   200   220   240   Actual Forecast   H O U S E H O L D S(2)   0.0%   2.0%   4.0%   6.0%   8.0%   10.0%   12.0%   1,400   1,450   1,500   1,550   1,600   1,650   1,700   1,750   1,800   1,850

18   PHOENIX THIRD QUARTER 2013 SILVER BAY PORTFOLIO   $0   $50,000   $100,000   $150,000   $200,000   $250,000   Q4 - 2012 Q1 - 2013 Q2 - 2013 Q3 - 2013   $   in   T   ho   u   s   a   n   d   s     Aggregate Cost Basis   50%   55%   60%   65%   70%   75%   80%   85%   90%   95%   100%    -    200    400    600    800    1,000    1,200    1,400    1,600   Q4 - 2012 Q1 - 2013 Q2 - 2013 Q3 - 2013   Total Properties Aggregate Occupancy   P O R T F O L I O S U M M A R Y   Total Properties 1,427   Number of Leased Properties 1,275   Occupancy    Stabilized(1) 93%    Properties Owned Six Months or Longer      92%    Aggregate Portfolio      89%   Average Cost Basis Per Property (Thousands) $139   Average Monthly Rent $1,033   Gross Yield 9%   Average Square Footage 1,636   Average Age in Years 24.2   (1) The Company considers a property stabilized at the earlier of (a) its first authorized occupancy or (b) 90 days after the renovations for such property are complete. Properties acquired with in-place leases are   considered stabilized even though such properties may require future renovation to meet our standards and may have existing residents who would not otherwise meet our resident screening requirements.

ACQUISITION STRATEGY AND PROCESS

MSA Evaluation

- Macroeconomic and demographic factors including population growth, unemployment and median income
- Analyze a variety of local market trends
- Supply of available assets at discount to replacement cost

Neighborhood Evaluation

- Proximity to key employment centers and other properties in portfolio, ease of transportation and commute, school districts, and low crime neighborhoods, etc.

Property Assessment

- Physical visits whenever possible
- Vintage and location; price vs. estimated replacement costs
- Property and home characteristics that are suitable for rental

Renovation Assessment

- Renovation required vs. acquisition price
- Focus on attractive risk-adjusted net rental yields and minimizing future maintenance

Rental and Resident Evaluation

- Assessment of rental rates and potential resident pool availability
- Estimates of time to stabilize and vacancy cost

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COMMITMENT TO DISCIPLINED ASSET SELECTION

DEVELOPING AND LEVERAGING ACQUISITIONS CHANNELS

Auction

- Large inventory of distressed properties meeting SBY criteria
- Institutionalized process to efficiently evaluate target bid lists

Broker

- Relationship-driven channel
- Ability to walk through home prior to purchasing
- On-ground team with extensive experience and ability to move quickly

Bulk

- Facilitated strategic growth in California, Atlanta and Columbus markets
- Observing increasing number of portfolios trade

RIGOROUS UNDERWRITING AND DILIGENCE PROCESSES

Determine Rental Comps

- Collaborative effort with local partners
- Leverage public databases and exclusive relationships

Process Property Through Proprietary Model to Determine Bid Range

- Rental growth assumption not reflected in model
- Assumption to own property for indefinite period of time
  - Comprehensive initial renovation assumption
  - Annual repairs reflects full property life cycle

Diligence and On-site Assessment

- Review title
- Comprehensive on-site assessment for broker and bulk sourced properties
- Drive-by inspection for auction sourced properties

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21   6 9 2 3 W W O O D S T R E E T   P h o e n i x , A r i z o n a   Purchase Price $ 137,400   Total Renovations and   Other Capitalized Costs   $ 12,427   Cost Basis $ 149,827   Market Value $ 183,439   Actual Rent $ 1,373   Gross Yield 11.0%   HOA Fees (Annual) $ 840   Tax (Annual) $ 1,407   Year Built 2005   Square Footage 2,404   Bedrooms 4   Bathrooms 3   (1) Data as of October 31, 2013.

22   6 2 0 S U N B L U F F L A N E   O r l a n d o , F l o r i d a   Purchase Price $ 120,100   Total Renovations and other   Capitalized Costs   $ 25,311   Cost Basis $ 145,411   Market Value $ 177,371   Actual Rent $ 1,350   Gross Yield 11.1%   HOA Fees (Annual) none   Tax (Annual) $ 1,984   Year Built 2001   Square Footage 2,222   Bedrooms 3   Bathrooms 3   (1) Data as of October 31, 2013.

23   110 CARMEL RIDGE ROAD   A t l a n t a , G e o r g i a   Purchase Price $ 200,500   Total Renovations and   Other Capitalized Costs   $ 25,929   Cost Basis $ 226,422   Market Value $ 203,113   Actual Rent $ 2,250   Gross Yield 11.9%   HOA Fees (Annual) none   Tax (Annual) $ 2,402   Year Built 2003   Square Footage 2,719   Bedrooms 5   Bathrooms 3.5   (1) Data as of October 31, 2013.

24      R E N O VAT I O N S

WHY RENOVATING WELL IS IMPORTANT



- Direct impact on total returns
  - Rental revenue
  - Cost basis
  - Portfolio appreciation
- Successful repositioning contributes to efficient lease-up and maximizes rental rates
  - Silver Bay homes more attractive compared to majority of single-family rentals
  - Curb appeal increases leasing inquiries and minimizes on-market time
  - Greater livability factor: newer condition, more comfortable and fewer problems
  - Encourages resident to stay longer
- Balanced perspective is key to cost control
  - Objective of optimizing initial investments
  - Initial investments to minimize future ongoing repairs and maintenance
  - Standardized process with scope of work tailored to each individual property

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INSTITUTIONALIZED RENOVATION PROCESS



- Take possession of newly acquired homes
  - Closing
  - Preliminary inspection and scoping
  - Complete legal process to take
- Define project scope
  - Underwritten estimates depend on market, age, and condition of property
  - Solicit preliminary bids for contracts
  - Comprehensive project scope applying Silver Bay standards
    - Review major building systems, including roof, HVAC, plumbing, electrical and pool
    - Kitchen, bathroom and fixtures
    - Carpet/flooring and paint
    - Landscaping and cleanup
    - Implement life/safety standards
- Project management
  - Internal team
  - Receive and award bids
  - Relationship with pool of contractors
  - Discount volume pricing through local and national buying programs

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S C O P E   O F   R E N O V A T I O N   P R O C E S S

- Market specific rental standards with a focus on reducing future maintenance expenses
- Actual cost depends on market, age and condition of property
- Underwriting accuracy derives from experience renovating thousands of homes
- Volume pricing from contractors and discounts through local and national buying programs provide cost savings
- Standardized fit and finish whenever possible

SILVERBAY PROPERTY REPAIR ESTIMATE	DAYS TO COMPLETE FROM APPROVAL
Property	
Square Feet	
Year Built	
Bedrooms	
Bathrooms	
Lock Box	
Award Date	
Commencement Date	
Tentative Completion Date	
Initial Completion Date	

LOCATION	DESCRIPTION	QUANTITY	MATERIALS	LABOR	SPEND
GENERAL ALL HOMES					
*	Smoke Detectors Replaced Hard Wired or Battery				$
*	C/O Detector 1per Floor if Gas Furnace is Present				$
*	2" White Faux Mini Blinds When Needed				$
*	All Water Supply Braided Stainless 2002 or Older				$
*	All Angle Stops Replaced When Old & Leaking				$
*	All Toilets New Flush Kits and Toilet Seats				$
*	Water Heater Start Up & Flush				$
*	GFCI in all Kitchen & Baths				$
*	Switches & Outlets Will Match				$
*	All Interior Doors Will Match & Knobs / Stops				$
*	All Wallpaper Removed				$
*	All Sheet Rock Repaired Ceilings / Walls				$
*	All Windows Will Operate, Lock & have Screens				$
*	HVAC Start Up & Cleaned				$
*	Pressure Wash Ext. Home & Solid Surfaces				$
*	Visible House Numbers on House				$
*	Attics Inspected & Trashed Out				$
*	All Components New & Old Tested & Cleaned				$
*	Final Clean				$
				TOTAL	$

Sample Repair Estimate Worksheet

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28   EXTERIOR RENOVATIONS   B E F O R E A F T E R   Exterior work may include:    Landscaping and yard cleanup    Paint or exterior wash    Driveway cleaning    Roof replacement if necessary

29   I N T E R I O R R E N O VAT I O N   B E F O R E A F T E R   Interior renovation may include:    Thorough clean-up of all areas    New carpet or refinished flooring    Paint of all interior walls including molding and trim    All mechanical systems in the house are inspected and repaired or replaced if necessary    Safety items – smoke detectors, GFCI outlets, etc. - are in good working order or installed

30   B E F O R E   B E F O R E   A F T E R   A F T E R

31   K I T C H E N R E N O VAT I O N   B E F O R E A F T E R   Kitchen renovation may include:    New appliance package    Cabinet refresh including new hardware or total cabinet replacement if needed    New flooring

32      P R O P E R T Y M A N A G E M E N T

33   R E S I D E N T L I F E C Y C L E   Marketing Conversion   Response Renewal

34   M A R K E T I N G    Leverage local market knowledge to target best channels for   advertising    MLS broker relationships help drive leasing process    Yard signage displayed once a property nears renovation   completion to start driving the lead process    Substantial web presence includes featured listing   relationships with online major listing services    Focus on establishing and growing Silver Bay‟s brand   through increased advertising presence, including   billboards to present the Company as a preferred operator    Standardization of renovations and amenities attracts   prospective residents to an institutional grade rental home    Silver Bay Management website is consistently updated   and refined for ease of users, and traffic driven through Pay   Per Click campaigns and Search Engine Optimization    Existing satisfied residents are encouraged to provide   referrals

35   C O N V E R S I O N    Leasing agents show homes to pre-screened   prospective residents, using resident defined   characteristics to match a potential resident to the   home that best fits their needs    Maintaining high quality resident screening process   critical to reducing evictions, future turnover and   associated costs    Resident screening includes credit checks,   employment history, landlord verification,   residential history, criminal background checks and   income verification while remaining Fair Housing   compliant    Online application process for resident convenience   and increased processing speed    Application process transferable for residents so that   if they miss out on one Silver Bay home, they can   easily choose another without having to reapply    Once a lease is signed, our goal is to walk the home   with every resident prior to move-in to answer   questions and familiarize the resident with Silver Bay   guidelines for service call procedures, operation of   the home‟s HVAC, electrical systems and appliances

36   R E S P O N S E    Primary goal to provide high quality customer   service experience, which drives resident   satisfaction and establishes lasting relationships    Plan to employ check-up calls after move-in to   ensure residents are satisfied with their home    Implementing use of convenient online resident   portal system that allows residents to log-in to a web   based application to pay bills, request service or   manage their lease renewal directly over the internet    Once a service call is made, responses are usually   issued within 24 hours especially in cases that   qualify as an emergency situation    Use regional servicing companies with greater   resources to deploy, ensuring responsiveness,   competitive pricing and cost effectiveness    Committed to issue resolution on the first attempt   and providing a positive experience for residents by   using select , professional vendors in each market   and implementing follow-up calls to ensure resident   satisfaction

37   R E N E W A L    By maintaining good communication with residents through the   course of the resident lease cycle, an established relationship is built   that enhances the portfolio for successful resident retention    Once the end of a lease approaches, residents are contacted 60 days   prior to lease expiration    Confirmation of renewal or move out 30 days prior to lease   expiration ensures sufficient lead time for turns    Every effort is made to renew leases and retain residents, without   sacrificing modest marked-to-market rental increases    Renewal offers are made based on several factors, including „Market   Rent‟ as determined by a comparable rent analysis for each home   with a lease expiration date within each month

MANAGING TURNOVER



- Efficient and cost effective turnover process critical to generating cash flows
- Leverages same renovations project management team and network of contractors familiar with Silver Bay standards and processes
- For Rent sign is placed in yard before lease expiration
- Goal to complete project scope prior to resident move-out and schedule contractors within one or two days of resident move-out
- Homes pass same 60-point quality control inspection used during initial renovation process

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39   P H O E N I X R E S I D E N T P R O F I L E   O c t o b e r 2 0 1 3 R e s i d e n t S n a p s h o t(1)   52%   37%   7%   4%   Previous Residence   Single-Family Rental Apartment   Foreclosure/Auction/Short Sale Other   82%   18%   Local vs. New Phoenix Residents   Local Out-of-State   (1) Represents averages for Phoenix residents with an October 2013 lease start date.   Average Annual Household Income ~$59,000   Income-to-Rent Ratio 4.7x   Average Number of Occupants per Home 3

40   R E S I D E N T F E E D B A C K   “Thank you for responding so quickly when we had an issue at the house.”      “I have been a satisfied resident of one of your homes for the last ten months. I have enjoyed my   stay, recommend your office, and will certainly be returning for any future housing needs.”      “Silver Bay and their representatives worked with us to help us stay in our home although they   had no obligation to do so. I would recommend them highly and appreciate their assistance and   understanding.”      “We were working with an agent in the Atlanta office and the customer service was top notch.   The agent listened to our needs, and when we lost the house we were interested in to another   tenant he pointed us to a house they recently acquired that was not even on the market yet. He   worked with us to meet our needs in the limited time frame we had and we wound up getting a   great rental at a very fair price. After disappointing experiences with other property   management companies in the area, working with Silver Bay of Atlanta was a breath of fresh   air.”

41      T E C H N O L O G Y   Image Shown:   Foreclosure Auction   Central Courthouse   Phoenix, Arizona

42   T E C H N O L O G Y S T R A T E G I C O B J E C T I V E S    Provide an integrated platform to facilitate operational   excellence    Ensure regulatory compliance and high standards of   information security    Implement a scalable, flexible and pragmatic infrastructure to   meet evolving business needs    Deliver effective, reliable and accessible information to support   data-driven decision making processes

OPPORTUNITIES



SINGLE-FAMILY RENTAL INDUSTRY

- Nascent industry for institutional players
- Standardized processes managed at corporate and market level
- Complexities of scale and evolving business requirements

SILVER BAY

- National and geographically diverse organization
- Public company requirements
- Young and developing company with focus on cost effective and scalable solutions

TODAY'S TECHNOLOGY

- Advancements in cloud capabilities
- Technology mobility
- Maturity of service-orientation

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ENABLING EFFICIENT PROCESSES ACROSS ALL ASPECTS OF THE BUSINESS LIFECYCLE



Acquisition
Bidder
Acquisition Manager
Purchase/Rental Pricing Application
Acquisitions Management Application
Stabilization
Project Manager
Marketing Specialist
Property Management
Leasing Agent
Property Accounting
Property Manager
Property Management System
Corporate Accounting
Corporate Accounting
Corporate Accounting System
Business Analysis
Business Analyst
Valuation Application
Processes
Data Types Consumed
Data Types Created / Mastered
Pricing
Bidding
Purchasing
Possession
Renovation
Marketing
Leasing
Maintenance
Management & Accounting
Fixed Asset Accounting
Financial Reporting
Fixed Asset Accounting
Management Reporting
Valuation
Market Data
Property Values
Rental Info
Market
Office
Property
Property Manager
Trial Balance
General Ledger
Properties
Market Data
Bids
Property
Market
Office
Agent
Property Manager
Tenants
Owners
Vendors
Rental Info
Work Orders
Accounts
Transactions
Banks
Corporate GL
Fixed Assets
Corporate Accounts
Corporate AP
Property Values
Technology
Intranet, Document Management System
Integration Hub / Data Warehouse
Reporting & Business Intelligence
Document Management
Workflows
Market
Office
Property
Agent
Property Manager
Trial Balance
GL Detail
Rent Roll
Owners
Vendors
Reporting
Analytics

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UTILIZING THE CLOUD



Acquisitions & Renovations
Property Management
Corporate Accounting
Valuation
Reporting & Business Intelligence
Document Management & Workflows
Core IT Systems / Infrastructure
Silver Bay Offices
Third Party Property Management Offices
Residents
Leasing or Acquisition Agents
Mobile Workers

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46   REGULATORY COMPLIANCE AND INFORMATION SECURITY    Sarbanes-Oxley       Business continuity and disaster recovery       SSAE16 compliant providers       Security best practices

SILVER BAY BUSINESS SYSTEMS EXAMPLES

ACQUISITIONS MANAGEMENT SYSTEM

- Custom cloud-based system of property level information, used by local acquisition agents and property managers
- Centralized monitoring on a real-time basis from mobile devices
- Fully secured between local markets and external partners
- Provides instantaneous reports, from simple property breakdowns by market to more complex matrices of property statuses across markets and managers

PROPERTY MANAGEMENT SYSTEM

- Management of properties - move-ins, turnovers, expenses, etc.
- Integrated accounting
- Work order processing and management
- Marketing
- Tenant portal

OTHER BUSINESS SYSTEM EXAMPLES

- Document Management System
- Workflow Management System
- Pricing Application
- Corporate Accounting System
- Property Matters Tracking Application
- Turnover Tracking Application

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INTEGRATED SYSTEMS AND DATA


Corporate Accounting
Property Management
Acquisition Management
INTEGRATION HUB
Data Staging / Integration
Data Validation / Cleansing
DATA WAREHOUSE
Consolidated Data
Reporting / Analytics
Reporting / Analytics
Data Exports
AVM / Market Data
Other Workflows / Systems

BUSINESS INTELLIGENCE AND REPORTING

- Full set of integrated data between all systems and business areas
- Self-service and ad hoc reporting capabilities
- Industry leading business intelligence and reporting technology platform

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49      A P P E N D I X

ESTIMATED PORTFOLIO AND ESTIMATED NET ASSET VALUE

Estimated Portfolio Value and Estimated NAV are non-GAAP financial measures. Silver Bay provides the Estimated Portfolio Value and Estimated NAV as additional tools for investors seeking to value the Company. These metrics should be considered along with other available information in valuing and assessing Silver Bay, including the Company's GAAP financial measures or other cash flow or yield metrics and should not be viewed as a substitute for book value, net investments in real estate, equity, net income or cash flows from operations prepared in accordance with GAAP, or as a measure of the Company's profitability or liquidity.

A description of the Company's AVM along with certain assumptions and limitations related to its AVM and its calculations of Estimated Portfolio Value and Estimated NAV can be found on the Company's website at www.silverbayrealtytrustcorp.com in the Investor Relations section under the non-GAAP Reconciliations link.

The following is a reconciliation of the Company's investments in real estate to Estimate Portfolio Value and book value to Estimated NAV:

(AMOUNTS IN THOUSANDS OTHER THAN SHARE DATA)	SEPTEMBER 30, 2013			
		AMOUNT		PER SHARE[1]
Investments in real estate, gross	$	752,378	$	19.37
Accumulated depreciation		(13,297)		(0.34)
Investments in real estate, net		739,081		19.03
Add: Increase in estimated fair market value of investments in real estate[2]		97,501		2.51
Less: Estimated Renovation Reserve[3]		(6,753)		(0.17)
Estimated Portfolio Value	$	829,829	$	21.37
Book value[4]	$	666,511	$	17.16
Less: Investments in real estate, net		(739,081)		(19.03)
Add: Estimated Portfolio Value		829,829		21.37
Estimated Net Asset Value	$	757,259	$	19.50

(1) Per share amounts are based upon common shares outstanding of 38,812,821 plus 27,459 of common units for a total of 38,840,280 fully diluted shares outstanding as of September 30, 2013.
(2) Difference between AVM derived value of the Company's portfolio of properties of $836,582, which assumes all properties are fully renovated, and net investments in real estate.
(3) Estimated renovation reserve is calculated on properties in the portfolio that are not currently stabilized and for which the initial renovation has not been completed.
(4) Book value as defined by U.S. generally accepted accounting principles, or GAAP, and represents total assets less total liabilities and less preferred stock in mezzanine or total equity.

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51   N E T O P E R A T I N G I N C O M E   Net operating income, or NOI, is a non-GAAP measure and is defined by the Company as total revenue less property operating and   maintenance, real estate taxes, homeowners‟ association fees and property management expenses. NOI excludes depreciation and   amortization, advisory management fee, general and administrative expenses, interest expense and other expenses.      The Company considers NOI to be a meaningful financial measure, when considered with the financial statements determined in   accordance with U.S. generally accepted accounting principles. The Company believes NOI is helpful to investors in understanding the   core performance of the real estate operations of the Company.      The following is a reconciliation of the Company‟s NOI to net loss as determined in accordance with GAAP:   (AMOUNTS IN THOUSANDS)   THREE MONTHS ENDED   SEPTEMBER 30, 2013   THREE MONTHS ENDED   JUNE 30, 2013   Net loss $ (6,362) $ (6,746)   Depreciation and amortization 5,683 4,961   Advisory management fee 2,166 2,578   General and administrative 1,866 1,949   Other 142 217   Interest expense 989 158   Net operating income $ 4,484 $ 3,117

52   601 CARLSON PARKWAY | SUITE 250 | MINNETONKA | MN | 55305   P: 952.358.4400 | E: INVES TO RS@ SILVERBAYMGMT .C OM